UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 9, 2011

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting held on June 9, 2011, the Board of Directors of the Company designated James Lehman as a named executive officer and appointed him to the position of Vice President of Sales of Amvac Chemical Corporation. Mr. Lehman had been serving in the position of National Sales Manager. In connection with this designation and promotion, Mr. Lehman’s base annual salary was raised to $275,000.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting of Stockholders of American Vanguard Corporation held on June 9, 2011, five matters were voted upon by shareholders, namely, (i) the election of nine (9) directors until their successors are elected and qualified, (ii) ratification of BDO Seidman, LLP as independent auditors for the year ending December 31, 2011, (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the proxy, (iv) an advisory vote on the interval for holding a vote for say-on-pay, and (v) ratification of the extension of the term Company’s Employee Stock Purchase Plan by three years.

With respect to the first proposal in the proxy, the following nine nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Withheld
Lawrence S. Clark	23,434,413	147,764
Debra F. Edwards	23,296,136	286,041
Alfred F. Ingulli	23,435,482	146,695
John L. Killmer	18,674,462	4,907,715
John B. Miles	12,685,134	10,897,043
Carl R. Soderlind	23,416,735	165,442
Irving J. Thau	23,244,113	388,064
Eric G. Wintemute	23,493,322	88,855
Esmail Zirakparvar	23,492,164	90,013

With respect to all director nominees, broker non-votes equaled 2,607,978.

With respect to Proposals Two (appointment of BDO), Three (approval of executive compensation) and Five (extension of ESPP), all measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	25,692,402	486,481	11,272	0
Three	23,227,349	129,716	225,112	2,607,978
Five	23,203,271	344,972	33,934	2,607,978

With respect to Proposal Four (Frequency of Say-on-Pay), the recommendation to hold a say-on-pay vote every year received the affirmative vote of a majority of shares cast at the meeting as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
20,542,686	63,507	2,935,893	40,091	2,607,978

In the light of the vote on Proposal Four, the Company will include a say-on-pay measure in its proxy (for the annual shareholders’ meeting) every year.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Items 5.02, 5.07, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On June 13, 2011, the Company issued a press release announcing the changes to its Board of Directors arising from the election held at the Company’s 2011 Annual Meeting of Stockholders. The full text of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 13, 2011 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 15, 2011	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary`

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated June 13, 2011.